Exhibit 10.28

LIMITED GUARANTY

New York, New York	November 17, 2010

FOR VALUE RECEIVED, and in consideration of loans made or to be made by the Lenders to or for the account of Biovest International, Inc., a Delaware corporation (the “Company”), from time to time and at any time and for other good and valuable consideration, and to induce the Lenders, in their discretion, to make such loans and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Creditor Parties (as defined below) may deem advisable, the undersigned “Guarantor”, subject to the conditions set forth herein, guaranties to the Creditor Parties, their successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of all Obligations of the Company to the Creditor Parties and of all instruments of any nature evidencing or relating to the Obligations of the Company and any other such obligations and liabilities upon which the Company or one or more parties and the Company is or may become liable to the Creditor Parties, whether incurred by the Company as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Creditor Parties, arising under, out of, or in connection with (i) that certain Term Loan and Security Agreement dated as of November 17, 2010 (as amended, restated, modified and/or supplemented from time to time, the “Security Agreement”) by and between the Company, the Lenders and LV Administrative Services, Inc., as Administrative and Collateral Agent for the Lenders (“LV” and the Lenders, each a “Creditor Party” and collectively, the “Creditor Parties”) and (ii) each Ancillary Agreement (other than the Biovest Contingent Payment Agreement) referred to in the Security Agreement (the Security Agreement and each such Ancillary Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “Documents”), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Company to the Creditor Parties, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Guarantor Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Guarantor Obligations, or of any instrument evidencing any of the Guarantor Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guarantor Obligations in any case commenced by or against the Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Guarantor Obligations but for the commencement of such case. This Limited Guaranty shall be a continuing guaranty until all Guarantor Obligations have been paid in full. Capitalized terms not otherwise defined herein shall have the meaning assigned such terms in the Security Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:

1.        No Impairment. The Creditor Parties may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Guarantor Obligations or increase or decrease the interest rate thereon, or enter into any other agreement with the Company or with any other party to or person liable on any of the Guarantor Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between any Creditor Party and the Company or any such other party or person, or make any election of rights the Creditor Parties may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Limited Guaranty. This Limited Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of the Company, or any change in the composition, nature, personnel or location of the Company and shall extend to any successor entity to the Company, including a debtor in possession or the like under any Insolvency Law.

2.        Guaranty Absolute. Subject to Section 5(c) hereof, the undersigned guarantees that the Guarantor Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Guarantor Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that the Company will contract additional indebtedness, obligations and liabilities for which Guarantor may be liable hereunder after the Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not the Company has properly authorized incurring such additional indebtedness, obligations and liabilities. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Company, have been made by any Creditor Party to induce the undersigned to enter into this Limited Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Documents. The liability of the undersigned under this Limited Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to the Creditor Parties or their assignees or any acceptance thereof or any release of any security by the Creditor Parties or their assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Limited Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guarantor Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to the Creditor Parties shall bear interest until such amounts are paid in full at the highest rate then applicable to the Guarantor Obligations. Guarantor Obligations include post-petition interest whether or not allowed or allowable.

3.        Waivers.

  (a)        This Limited Guaranty is a guaranty of payment and not of collection. The Creditor Parties shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person or entity liable with respect to any of the Guarantor Obligations or resort to any collateral security held by it to secure any of the Guarantor Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require the Creditor Parties to do any of the foregoing. The Guarantor further consents and agrees that the Creditor Parties shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Guarantor Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among any Creditor Party, the Company and/or the undersigned with respect to the undersigned’s obligations under this Limited Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Guarantor Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

  (b)        The undersigned further waives (i) notice of the acceptance of this Limited Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guarantor Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

  (c)        Notwithstanding any payment or payments made by the undersigned hereunder, the undersigned shall not be entitled to be subrogated to any of the rights of such Creditor Party against the Company or against any collateral or guarantee or right of offset held by such Creditor Party for the payment of the Guarantor Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the undersigned hereunder, until all amounts owing to the Creditor Parties by the Company on account of the Guarantor Obligations are indefeasibly paid in full and the Lenders’ obligation to make loans pursuant to the Documents has been irrevocably terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full and the Lenders’ obligation to make loans pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for the Creditor Parties, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) Business Days of, receipt by the undersigned, be turned over to LV in the exact form received by the undersigned (duly endorsed by the undersigned to LV, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as LV may determine, subject to the provisions of the Documents. Except for the treatment of the Guarantor’s allowed claim under the Confirmed Plan and except for any Permitted Payments (as that term is defined in the Accentia Subordination Agreement), any and all present and future debts, obligations and liabilities of the Company to the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of the Company to the Creditor Parties.

4.        Security. All sums at any time to the credit of the undersigned and any property of the undersigned in any Creditor Party’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any Creditor Party (each such entity, an “Affiliate”) shall be deemed held by the Creditor Party or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations and liabilities to the Creditor Parties and to any Affiliate of a Creditor Party, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5.        Representations and Warranties. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Guarantor Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated) that:

  (a)        Corporate Status.    It is a corporation, partnership or limited liability company, as the case may be, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

  (b)        Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Limited Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Limited Guaranty.

  (c)        Legal, Valid and Binding Character. This Limited Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

  (d)        Violations. The execution, delivery and performance of this Limited Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of LV, for the ratable benefit of the Creditor Parties, on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

  (e)        Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Limited Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

  (f)        Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Limited Guaranty or any of the transactions contemplated by this Limited Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

  (g)        Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan made under the Documents or other Obligation incurred by the Company to the Creditor Parties.

6.        Acceleration. If an Event of Default shall occur and be continuing under the Security Agreement or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, the undersigned, any and all Guarantor Obligations shall for purposes hereof, at the Creditor Parties’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company.

7.        Payments from Guarantors. The Creditor Parties, in their sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Guarantor Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Guarantor Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guarantor Obligations.

8.        Costs. The undersigned shall pay, on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Creditor Parties hereunder or under any of the Guarantor Obligations.

9.        No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Guarantor Obligations have been indefeasibly paid in full. If any of the present or future Guarantor Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Limited Guaranty.

10.        Recapture. Anything in this Limited Guaranty to the contrary notwithstanding, if any Creditor Party receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Creditor Parties, the undersigned’s obligations to the Creditor Parties shall be reinstated and this Limited Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to the Creditor Parties, which payment shall be due on demand.

11.        Books and Records. Absent bad faith or manifest error, the books and records of LV showing the account between the Creditor Parties and the Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12.        No Waiver. No failure on the part of any Creditor Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any Creditor Party of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to the Creditor Parties or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Creditor Parties at any time and from time to time.

13.        GOVERNING LAW; JURISDICTION. THIS LIMITED GUARANTY CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE UNDERSIGNED, ON THE ONE HAND, AND ANY CREDITOR PARTY, ON THE OTHER HAND, PERTAINING TO THIS LIMITED

GUARANTY OR ANY OF THE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS LIMITED GUARANTY OR ANY OF THE DOCUMENTS; PROVIDED, THAT THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS LIMITED GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE THE CREDITOR PARTIES FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE GUARANTOR OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE GUARANTOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY CREDITOR PARTY. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE UNDERSIGNED’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

14.        WAIVER OF JURY TRIAL. THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE UNDERSIGNED WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN ANY CREDITOR PARTY AND/OR THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS LIMITED GUARANTY, ANY DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

15.        Understanding With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth in this Limited Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against the Company, any Creditor Party or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Limited Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

16.        Severability. To the extent permitted by applicable law, any provision of this Limited Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.        Amendments, Waivers.    No amendment or waiver of any provision of this Limited Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned directly affected by such amendment and/or waiver and LV.

18.        Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service, in each event to the numbers and/or address set forth beneath the signature of the undersigned.

19.        Successors. Each Creditor Party may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Guarantor Obligations and/or rights under this Limited Guaranty. Without limiting the generality of the foregoing, each Creditor Party may assign to, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Guarantor Obligations. In each such event, the Creditor Parties, their Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Guarantor Obligations shall have the right to enforce this Limited Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Creditor Parties shall have an unimpaired right to enforce this Limited Guaranty for their benefit with respect to that portion of the Guarantor Obligations which the Creditor Parties have not disposed of, sold, assigned, or otherwise transferred.

20.        Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Limited Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to LV, (y) delivering supplements to such exhibits and annexes to such Documents as LV shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Limited Guaranty as would have been taken by such Guarantor had it been an original party to this Limited Guaranty, in each case with all documents required above to be delivered to LV and with all documents and actions required above to be taken to the reasonable satisfaction of LV.

21.        Release.    Nothing except indefeasible payment in full of the Guarantor Obligations shall release the undersigned from liability under this Limited Guaranty.

22.        Remedies Not Exclusive.  The remedies conferred upon the Creditor Parties in this Limited Guaranty are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Creditor Parties.

23.        Limitation of Guarantor Obligations under this Limited Guaranty.  Each of Guarantor and each Creditor Party (by its acceptance of the benefits of this Limited Guaranty) hereby confirms that it is its intention that this Limited Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each of Guarantor and each Creditor Party (by its acceptance of the benefits of this Limited Guaranty) hereby irrevocably agrees that the Guarantor Obligations guaranteed by Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among Guarantor and the other Guarantors (including this Limited Guaranty), result in the Guarantor Obligations of Guarantor under this Limited Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

24.        Aggregate Limitation on Liability.  Notwithstanding anything herein to the contrary, the total liability of Guarantor with respect to this Limited Guaranty, the Accentia Pledge Agreement, the Accentia Subordination Agreement, the Security Agreement, and any other Ancillary Agreement thereunder (including any intellectual property security agreements), as relates solely to the Obligations of the Company to the Creditor Parties, shall in no event exceed $4,991,360 in the aggregate, and this Limited Guaranty shall not be enforceable to the extent that the enforcement hereof would create, cause, or result in liability in excess of such amount. Notwithstanding the limitation of liability set forth in the first sentence of this Section 24, in no event shall such limitation relate to the direct obligations of Guarantor to the Creditor Parties under the Accentia Security Agreement and the Accentia Term Notes and the other Ancillary Agreements under the Accentia Security Agreement.

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SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, this Limited Guaranty has been executed by the undersigned as of the date and year here above written.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Name: Samuel S. Duffey
Title: President

Address:
324 South Hyde Park Avenue, Suite 350
Tampa, Florida 33606
Telephone: 813/864-2554
Facsimile: 813/258-6912
State of Formation: Florida